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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        August 12, 2002 (August 12, 2002)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                         1-9076                 13-3295276
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code          (847) 484-4400
                                                     ---------------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1 Statement Under Oath of Norman H. Wesley, Chairman and Chief Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.2 Statement Under Oath of Craig P. Omtvedt, Senior Vice President and Chief Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.3 Joint CEO/CFO Certificate Required Under Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

         In conjunction with the Securities and Exchange Commission order dated June 27, 2002, the Registrant, on August 12, 2002, filed with the Securities and Exchange Commission a certification by the Registrant's Chairman and Chief Executive Officer, Norman H. Wesley, and a certification by the Registrant's Senior Vice President and Chief Financial Officer, Craig P. Omtvedt, furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, on August 12, 2002 the Registrant filed a Joint CEO/CFO Certificate as Exhibit 99.2 to the Registrant's Form 10-Q for the quarterly period ended June 30, 2002, furnished herewith as Exhibit 99.3 and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FORTUNE BRANDS, INC.
                                      ---------------------
                                               (Registrant)



                                      By   /s/ Mark A. Roche
                                          --------------------------------
                                          Mark A. Roche
                                          Senior Vice President, General
                                            Counsel and Secretary
Date:  August 12, 2002




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                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------

99.1     Statement Under Oath of Norman H. Wesley,
         Chairman and Chief Executive Officer,
         Regarding Facts and Circumstances
         Relating to Exchange Act Filings.

99.2     Statement Under Oath of Craig P. Omtvedt,
         Senior Vice President and Chief Financial
         Officer, Regarding Facts and
         Circumstances Relating to Exchange Act
         Filings.

99.3     Joint CEO/CFO Certificate Required Under
         Section 906 of the Sarbanes-Oxley Act of
         2002.